UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2010

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of the Registrant

On January 20, 2010, Level 3 Communications, Inc. (“Level 3”) and its wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon, as trustee, in connection with Level 3 Financing’s issuance of $640,000,000 in aggregate principal amount of its 10% Senior Notes due 2018 (the “10% Senior Notes”). The net proceeds from the offering are being used to fund Level 3 Financing’s purchase of its 12.25% Senior Notes due 2013 in a concurrent tender offer and consent solicitation.

The 10% Senior Notes are senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured obligations of Level 3 Financing. Level 3 has guaranteed the 10% Senior Notes. The 10% Senior Notes will mature on February 1, 2018. Interest on the Notes will be payable on February 1 and August 1 of each year, beginning on August 1, 2010.

The 10% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to February 1, 2014, at 100% of the principal amount of 10% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date (in each case, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), and (ii) on and after February 14, 2014, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the 10% Senior Notes if redeemed during the twelve months beginning (i) February 1, 2014 is 105.0%, (ii) February 1, 2015 is 102.5% and (iii) February 1, 2016 is 100.0%.

At any time or from time to time on or prior to February 1, 2013, Level 3 Financing may redeem up to 35% of the original aggregate principal amount of the 10% Senior Notes at a redemption price equal to 110.00% of the principal amount of the 10% Senior Rate Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements to persons other than affiliates of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the 10% Senior Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 10% Senior Notes was not been registered under the Securities Act of 1933, as amended, and the 10% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 10% Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

On January 20, 2010, Level 3, Level 3 Financing and the initial purchasers of the 10% Senior Notes entered into a registration rights agreement (the “Registration Agreement”) regarding the 10% Senior Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

The Registration Agreement is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

Private Offering

On January 20, 2010, Level 3 issued a press release relating to the closing of Level 3 Financing’s private offering of $640 million aggregate principal amount of 10% Senior Notes.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Tender Offer and Consent Solicitation

On January 20, 2010, Level 3 issued a press release announcing that, as part of Level 3 Financing’s previously announced tender offer and consent solicitation relating to Level 3 Financing’s 12.25% Senior Notes due 2013 (the “12.25% Senior Notes”), as of 5:00 p.m., New York City time, on January 19, 2010 (the “Consent Time”), Level 3 Financing had received valid consents from the holders of substantially all of the outstanding 12.25% Senior Notes to amend the indenture relating to the 12.25% Senior Notes to eliminate substantially all of the covenants and certain events of default and related provisions contained in the indenture relating to the 12.25% Senior Notes. As of the Consent Time, holders of 12.25% Senior Notes representing approximately 99.4% of the aggregate principal amount of the outstanding 12.25% Senior Notes (or $546,882,000 aggregate principal amount) had tendered notes in the tender offer and consented to the indenture amendments.  The 12.25% Notes tendered in the tender offer on or prior to the Consent Time were accepted and paid for by Level 3 Financing on January 20, 2010.

That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.

In connection with the tender offer and consent solicitation, on January 20, 2010, Level 3 Financing entered into a supplemental indenture, among Level 3, Level 3 Financing, Level 3

Communications, LLC and The Bank of New York Mellon, as Trustee (the “Supplemental Indenture”) to effect the amendments to the indenture relating to the 12.25% Senior Notes.

The Supplemental Indenture is filed as Exhibit 4.3 to this Current Report and is incorporated herein by reference as if set forth in full.

This report is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities with respect to the 12.25% Senior Notes. The tender offer and consent solicitation may only be made pursuant to the terms of the offer to purchase and consent solicitation statement relating to the consent solicitation and the related letter of transmittal and letter of consent.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                                 Indenture, dated as of January 20, 2010, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon, as Trustee, relating to the 10% Senior Notes due 2018 of Level 3 Financing, Inc.

4.2                                 Registration Agreement, dated as of January 20, 2010, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated (as representatives of the initial purchasers of the 10% Senior Notes due 2018), relating to Level 3 Financing, Inc.’s 10% Senior Notes due 2018.

4.3                                 Supplemental Indenture, dated as of January 20, 2010, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York Mellon, as Trustee, supplementing the Indenture, dated as of March 14, 2006, among Level 3 Financing, Inc., as Issuer, Level 3 Communications, Inc., as Guarantor, and The Bank of New York as Trustee, as supplemented on October 12, 2006, January 4, 2007 and February 23, 2007, relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

99.1                           Press Release, dated January 20, 2010, relating to the closing of the private offering of senior notes by Level 3 Financing, Inc.

99.2                           Press Release, dated January 20, 2010, relating to the receipt of requisite consents and execution of a supplemental indenture in Level 3 Financing, Inc.’s tender offer and consent solicitation relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: January 21, 2010

[Signature Page to Form 8-K]

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of January 20, 2010, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York Mellon, as Trustee, relating to the 10% Senior Notes due 2018 of Level 3 Financing, Inc.

4.2

Registration Agreement, dated as of January 20, 2010, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated (as representatives of the initial purchasers of the 10% Senior Notes due 2018), relating to Level 3 Financing, Inc.’s 10% Senior Notes due 2018.

4.3

Supplemental Indenture, dated as of January 20, 2010, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York Mellon, as Trustee, supplementing the Indenture, dated as of March 14, 2006, among Level 3 Financing, Inc., as Issuer, Level 3 Communications, Inc., as Guarantor, and The Bank of New York as Trustee, as supplemented on October 12, 2006, January 4, 2007 and February 23, 2007, relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

99.1	Press Release, dated January 20, 2010, relating to the closing of the private offering of senior notes by Level 3 Financing, Inc.

99.2

Press Release, dated January 20, 2010, relating to the receipt of requisite consents and execution of a supplemental indenture in Level 3 Financing, Inc.’s tender offer and consent solicitation relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.